UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund:	BlackRock Natural Resources Trust

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural Resources Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 04/30/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

April 30, 2024
2024 Annual Report

BlackRock Mid-Cap Value Series, Inc.
• BlackRock Mid-Cap Value Fund
BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

 Rob Kapito
President, BlackRock Advisors, LLC
The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of April 30, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	20.98%	22.66%
U.S. small cap equities (Russell 2000® Index)	19.66	13.32
International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28
Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Table of Contents

Fund Summary as of April 30, 2024

BlackRock Mid-Cap Value Fund
Investment Objective
BlackRock Mid-Cap Value Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended April 30, 2024, all of the Fund’s share classes underperformed its benchmark, the Russell Midcap® Value Index.
What factors influenced performance?
Stock selection in the industrials, consumer staples, energy, and materials sectors detracted from relative performance. Overweight positions in the consumer discretionary and consumer staples sectors also detracted, as did an underweight in industrials.
On the positive side, the Fund benefited from favorable stock selection in information technology, financials, healthcare, and communication services. Underweights in real estate and utilities also contributed, as did an overweight in financials.
Describe recent portfolio activity.
The combination of trading activity and market price movements resulted in increased allocations to the industrials and consumer discretionary sectors. The Fund’s weightings in healthcare and financials decreased.
Describe portfolio positioning at period end.
The Fund’s largest overweights were in the health care, consumer staples, and consumer discretionary sectors, while its largest underweights were in real estate, industrials, and information technology.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
GROWTH OF $10,000 INVESTMENT
(a)
Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)
Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies. Under normal market conditions, the Fund intends to invest primarily in dividend-paying securities. The Fund’s total returns for the period prior to August 15, 2022 are the returns of the Fund when it followed different investment strategies.  Prior to September 1, 2021, BlackRock Mid-Cap Value Fund was known as BlackRock Mid Cap Dividend Fund. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.
(c)
An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of April 30, 2024(continued)

BlackRock Mid-Cap Value Fund
Performance
	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	11.40%	N/A	10.71%	N/A	8.57%	N/A
Investor A	11.09	5.26%	10.42	9.23%	8.28	7.69%
Investor C	10.29	9.29	9.60	9.60	7.62	7.62
Class K	11.41	N/A	10.77	N/A	8.60	N/A
Class R	10.84	N/A	10.14	N/A	7.99	N/A
Russell Midcap® Value Index	14.09	N/A	8.06	N/A	7.94	N/A

(a)
Assuming maximum sales charges, if any.  Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)
Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies.
Under normal market conditions, the Fund intends to invest primarily in dividend-paying securities. The Fund’s total returns for the period prior to August 15, 2022 are the returns of the
Fund when it followed different investment strategies.  Prior to September 1, 2021, BlackRock Mid-Cap Value Fund was known as BlackRock Mid Cap Dividend Fund. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.

N/A — Not applicable as the share class and index do not have a sales charge.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
	Actual			Hypothetical 5% Return
	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,181.60	$ 4.02	$ 1,000.00	$ 1,021.18	$ 3.72	0.74%
Investor A	1,000.00	1,179.60	5.37	1,000.00	1,019.94	4.98	0.99
Investor C	1,000.00	1,175.10	9.41	1,000.00	1,016.21	8.73	1.74
Class K	1,000.00	1,181.40	3.75	1,000.00	1,021.43	3.47	0.69
Class R	1,000.00	1,177.70	6.72	1,000.00	1,018.69	6.23	1.24

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Leidos Holdings, Inc.	2.5%
Kraft Heinz Co.	2.5
First Citizens BancShares, Inc., Class A	2.4
General Motors Co.	2.3
L3Harris Technologies, Inc.	2.2
Western Digital Corp.	2.1
Baxter International, Inc.	2.0
Cardinal Health, Inc.	2.0
Fidelity National Information Services, Inc.	1.9
SS&C Technologies Holdings, Inc.	1.9

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Financials	17.3%
Industrials	15.2
Health Care	11.5
Consumer Discretionary	11.1
Consumer Staples	8.5
Information Technology	7.9
Utilities	6.8
Materials	6.4
Energy	5.5
Communication Services	4.4
Real Estate	2.4
Short-Term Securities	6.1
Liabilities in Excess of Other Assets	(3.1)

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fund Summary

Fund Summary as of April 30, 2024

BlackRock Natural Resources Trust
Investment Objective
BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended April 30, 2024, all of the Fund’s share classes underperformed its benchmark, the S&P Global Natural Resources Net Index.
What factors influenced performance?
While sector allocations contributed to the Fund’s relative performance, the benefit was outweighed by adverse stock selection. With respect to allocation, an overweight in the energy sub-sector and an underweight in agriculture contributed positively. An overweight in the mining sub-sector detracted.
First Quantum Minerals Ltd. was a key detractor at the individual stock level. In October 2023, the Panamanian government announced a referendum on whether to revoke the company’s mining license in the country. First Quantum’s Cobre Panama mine was subsequently closed in November 2023 after Panama’s Supreme Court ruled that the concession granted to the company was unconstitutional. The agricultural chemical producer FMC Corp. was another key detractor. The stock came under pressure from the combination of weaker-than-expected earnings, reduced forward guidance, and a negative report from a short seller (an investor who expects the stock will fall). Weakness in lithium prices impacted the Fund’s holdings in the industrial minerals sector, including Albemarle Corp.
The Fund’s underweight in Nutrien Ltd., which lagged due to a downturn in fertilizer prices, contributed to performance. The Fund’s out-of-benchmark position in the paper and packaging company SIG Group AG also contributed positively. The company delivered strong revenue performance and undertook restructuring that led to cost savings. An underweight in the diversified miner Anglo American PLC, which was hurt by production downgrades and short-term operational challenges, was another notable contributor to returns.
Describe recent portfolio activity.
During the period, the investment adviser maintained overweight positions in the energy and mining industries. It increased the extent of the Fund’s underweight in agriculture, and it rotated the proceeds into energy and mining.
Describe portfolio positioning at period end.
The investment adviser maintained a positive view on the natural resources sector despite the uncertain macroeconomic backdrop. Demand had been underpinned by positive global growth and increased fiscal and monetary support from the Chinese government. Supplies have been constrained by producers’ continued focus on capital discipline and shareholder returns following years of underinvestment. Geopolitical risks and persistent inflation have also provided support for commodity prices. At the company level, debt reduction efforts by many mining and energy companies have led to improving balance sheets across the two sectors. In light of these factors, the investment adviser saw valuations as attractive relative to both the resource sector’s own history and the broader equity market.
As of April 30, 2024, the Fund was overweight in the energy and mining sectors and underweight in agriculture. It ended the period with 37.1% of the portfolio in energy, 39.5% in mining, 21.8% in agriculture, and 1.6% in cash.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
GROWTH OF $10,000 INVESTMENT
(a)
Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)
Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of April 30, 2024(continued)

BlackRock Natural Resources Trust
(c)
An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.
Performance
	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.55%	N/A	10.43%	N/A	2.37%	N/A
Investor A	1.28	(4.04)%	10.11	8.93%	2.09	1.54%
Investor C	0.63	(0.32)	9.28	9.28	1.44	1.44
S&P Global Natural Resources Net Index	5.20	N/A	8.30	N/A	4.41	N/A

(a)
Assuming maximum sales charges, if any.  Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as the share class and index do not have a sales charge.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
	Actual			Hypothetical 5% Return
	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,097.30	$ 5.01	$ 1,000.00	$ 1,020.08	$ 4.83	0.96%
Investor A	1,000.00	1,096.00	6.30	1,000.00	1,018.85	6.07	1.21
Investor C	1,000.00	1,092.90	10.00	1,000.00	1,015.30	9.63	1.92

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Shell PLC	8.0%
Exxon Mobil Corp.	5.9
BP PLC	5.2
Freeport-McMoRan, Inc.	4.7
TotalEnergies SE	4.0
Teck Resources Ltd., Class B	3.7
Anglo American PLC	3.6
Rio Tinto PLC	3.6
Smurfit Kappa Group PLC	3.5
Wheaton Precious Metals Corp.	3.5

INDUSTRY ALLOCATION
Industry(b)	Percent of Net Assets
Metals & Mining	39.4%
Oil, Gas & Consumable Fuels	36.2
Containers & Packaging	10.6
Chemicals	6.0
Food Products	2.1
Machinery	1.8
Paper & Forest Products	1.4
Energy Equipment & Services	1.0
Construction Materials	0.7
Short-Term Securities	1.5
Liabilities in Excess of Other Assets	(0.7)

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fund Summary

About Fund Performance
Institutional Shares and Class K Shares (Class K Shares are available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Mid-Cap Value Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Mid-Cap Value Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.
Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.
Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.
Class R Shares (available only in BlackRock Mid-Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower.  With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.
Disclosure of Expenses
Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.
The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
April 30, 2024
BlackRock Mid-Cap Value Fund
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 3.0%
Huntington Ingalls Industries, Inc.	12,150	$ 3,364,700
L3Harris Technologies, Inc.	112,279	24,033,320
MTU Aero Engines AG, Class N	22,469	5,413,162
		32,811,182
Automobile Components — 2.0%
Aptiv PLC(a)	95,090	6,751,390
Goodyear Tire & Rubber Co.(a)	627,022	7,499,183
Lear Corp.	63,759	8,025,345
		22,275,918
Automobiles — 2.3%
General Motors Co.	577,041	25,695,636
Banks — 4.8%
Citigroup, Inc.	183,430	11,249,762
Citizens Financial Group, Inc.	187,450	6,393,919
First Citizens BancShares, Inc., Class A	15,331	25,859,718
Wells Fargo & Co.	151,660	8,996,471
		52,499,870
Beverages — 1.4%
Constellation Brands, Inc., Class A	6,612	1,675,877
Keurig Dr. Pepper, Inc.	272,838	9,194,641
Pernod Ricard SA	32,087	4,852,906
		15,723,424
Biotechnology — 1.0%
SPDR S&P Biotech ETF(b)	125,285	10,601,617
Building Products — 2.1%
Allegion PLC	89,970	10,936,753
Johnson Controls International PLC	187,696	12,213,379
		23,150,132
Capital Markets — 2.5%
Carlyle Group, Inc.	112,830	5,054,784
LPL Financial Holdings, Inc.	11,940	3,213,412
Onex Corp.	41,190	2,922,331
Raymond James Financial, Inc.	133,567	16,295,174
		27,485,701
Chemicals — 2.4%
Air Products and Chemicals, Inc.	11,820	2,793,539
Axalta Coating Systems Ltd.(a)	181,599	5,709,473
FMC Corp.	95,420	5,630,734
International Flavors & Fragrances, Inc.	139,423	11,802,157
		25,935,903
Consumer Staples Distribution & Retail — 1.9%
Dollar General Corp.	73,410	10,217,938
Dollar Tree, Inc.(a)	94,366	11,158,779
		21,376,717
Containers & Packaging — 2.7%
Crown Holdings, Inc.	123,760	10,156,983
Sealed Air Corp.	612,472	19,280,619
		29,437,602
Electric Utilities — 4.7%
American Electric Power Co., Inc.	166,436	14,318,489
Edison International	90,427	6,425,743
Entergy Corp.	106,750	11,387,022
Security	Shares	Value
Electric Utilities (continued)
Exelon Corp.	272,407	$ 10,237,055
PG&E Corp.	516,760	8,841,764
		51,210,073
Electrical Equipment — 0.4%
Acuity Brands, Inc.	15,823	3,928,851
Electronic Equipment, Instruments & Components — 3.4%
Avnet, Inc.	245,960	12,020,065
Flex Ltd.(a)	480,188	13,757,386
Zebra Technologies Corp., Class A(a)	36,664	11,533,028
		37,310,479
Entertainment — 1.0%
Electronic Arts, Inc.	41,420	5,252,884
Warner Bros Discovery, Inc., Class A(a)	725,900	5,342,624
		10,595,508
Financial Services — 5.6%
Cannae Holdings, Inc.(a)	690,025	13,420,986
Equitable Holdings, Inc.	400,607	14,786,404
Fidelity National Information Services, Inc.	308,914	20,981,439
NCR Atleos Corp.(a)	335,361	6,683,745
SPDR S&P Software & Services ETF	42,870	6,221,166
		62,093,740
Food Products — 2.5%
Kraft Heinz Co.	706,080	27,261,749
Health Care Equipment & Supplies — 3.4%
Baxter International, Inc.	542,530	21,901,936
Koninklijke Philips NV(a)	576,582	15,311,823
		37,213,759
Health Care Providers & Services — 4.8%
Cardinal Health, Inc.	209,917	21,629,848
Cencora, Inc.	36,599	8,748,991
Fulgent Genetics, Inc.(a)	103,780	2,111,923
Humana, Inc.	22,250	6,721,502
Laboratory Corp. of America Holdings	67,383	13,568,915
		52,781,179
Hotels, Restaurants & Leisure — 0.5%
Las Vegas Sands Corp.	126,340	5,604,442
Household Durables — 0.9%
Newell Brands, Inc.	553,801	4,397,180
Panasonic Holdings Corp.	693,000	6,048,816
		10,445,996
Insurance — 4.4%
American International Group, Inc.	169,389	12,756,686
Assurant, Inc.	29,125	5,079,400
Fidelity National Financial, Inc., Class A	263,479	13,042,210
Prudential PLC	864,361	7,517,648
Willis Towers Watson PLC	39,355	9,883,615
		48,279,559
Interactive Media & Services — 0.4%
Reddit, Inc., Class A(a)	109,881	4,883,112
IT Services — 1.3%
Cognizant Technology Solutions Corp., Class A	222,850	14,636,788
Leisure Products — 2.0%
Hasbro, Inc.	238,253	14,604,909
Mattel, Inc.(a)(b)	434,670	7,963,154
		22,568,063
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
BlackRock Mid-Cap Value Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
Life Sciences Tools & Services(a) — 1.7%
Avantor, Inc.	338,570	$ 8,203,551
Fortrea Holdings, Inc.	281,891	10,314,392
		18,517,943
Machinery — 3.9%
CNH Industrial NV	646,191	7,366,577
Fortive Corp.	61,430	4,623,836
Komatsu Ltd.	294,300	8,786,664
Stanley Black & Decker, Inc.	60,624	5,541,034
Westinghouse Air Brake Technologies Corp.	102,960	16,584,797
		42,902,908
Marine Transportation — 0.2%
AP Moller - Maersk A/S, Class B	1,896	2,747,433
Media — 1.9%
Fox Corp., Class A	293,641	9,105,807
WPP PLC	1,194,186	11,969,521
		21,075,328
Metals & Mining — 1.4%
Barrick Gold Corp.	358,505	5,965,523
Norsk Hydro ASA	1,022,290	6,282,363
Teck Resources Ltd., Class B(a)	60,930	2,995,934
		15,243,820
Multi-Utilities — 2.1%
Public Service Enterprise Group, Inc.	142,945	9,874,641
Sempra	186,811	13,381,272
		23,255,913
Oil, Gas & Consumable Fuels — 5.5%
BP PLC, ADR	200,469	7,772,183
Enterprise Products Partners LP	495,580	13,915,886
Kosmos Energy Ltd.(a)(b)	2,558,260	14,505,334
Suncor Energy, Inc.	510,934	19,512,570
Woodside Energy Group Ltd., ADR	269,060	4,791,959
		60,497,932
Personal Care Products — 0.4%
Puig Brands SA	180,324	4,714,826
Pharmaceuticals — 0.7%
Bayer AG, Class N, Registered Shares	260,499	7,598,934
Professional Services — 5.6%
Dun & Bradstreet Holdings, Inc.	1,306,151	11,885,974
Leidos Holdings, Inc.	199,413	27,961,691
SS&C Technologies Holdings, Inc.	338,054	20,922,162
UL Solutions, Inc., Class A(a)	30,774	1,080,167
		61,849,994
Residential REITs — 0.8%
Mid-America Apartment Communities, Inc.	63,820	8,296,600
Semiconductors & Semiconductor Equipment — 0.1%
Astera Labs, Inc.(a)	16,933	1,435,241
Specialized REITs — 1.6%
American Tower Corp.	28,780	4,937,497
Crown Castle, Inc.	134,820	12,643,419
		17,580,916
Specialty Retail — 0.6%
Advance Auto Parts, Inc.	89,440	6,527,331
Security	Shares	Value
Technology Hardware, Storage & Peripherals — 3.1%
HP, Inc.	381,167	$ 10,706,981
Western Digital Corp.(a)	325,450	23,051,624
		33,758,605
Textiles, Apparel & Luxury Goods — 2.7%
Ralph Lauren Corp., Class A	19,795	3,239,254
Swatch Group AG	45,730	9,608,387
Tapestry, Inc.	285,352	11,391,252
Under Armour, Inc., Class A(a)	772,520	5,199,060
		29,437,953
Tobacco — 1.4%
British American Tobacco PLC, ADR	534,258	15,717,870
Transportation Infrastructure — 0.0%
Svitzer AS	3,812	128,096
Wireless Telecommunication Services — 1.1%
Telephone and Data Systems, Inc.	396,718	6,208,637
Vodafone Group PLC	6,933,639	5,847,147
		12,055,784
Total Common Stocks — 96.2% (Cost: $949,224,618)		1,059,150,427
Preferred Securities
Preferred Stocks — 0.8%
Household Products — 0.8%
Henkel AG & Co. KGaA	112,449	8,933,144
		8,933,144
Total Preferred Securities — 0.8% (Cost: $8,663,372)		8,933,144
Total Long-Term Investments — 97.0% (Cost: $957,887,990)		1,068,083,571
Short-Term Securities
Money Market Funds — 6.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(c)(d)(e)	31,749,600	31,759,125
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.18%(c)(d)	34,836,555	34,836,555
Total Short-Term Securities — 6.1% (Cost: $66,598,255)		66,595,680
Total Investments — 103.1% (Cost: $1,024,486,245)		1,134,679,251
Liabilities in Excess of Other Assets — (3.1)%		(33,684,457)
Net Assets — 100.0%		$ 1,100,994,794

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
BlackRock Mid-Cap Value Fund

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 31,762,745 (a)	$ —	$ (1,045)	$ (2,575)	$ 31,759,125	31,749,600	$ 18,475 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	64,206,031	—	(29,369,476)(a)	—	—	34,836,555	34,836,555	2,553,305	—
SL Liquidity Series, LLC, Money Market Series(c)	14,070,058	—	(14,071,197)(a)	1,564	(425)	—	—	159,746 (b)	—
				$ 519	$ (3,000)	$ 66,595,680		$ 2,731,526	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 27,398,020	$ 5,413,162	$ —	$ 32,811,182
Automobile Components	22,275,918	—	—	22,275,918
Automobiles	25,695,636	—	—	25,695,636
Banks	52,499,870	—	—	52,499,870
Beverages	10,870,518	4,852,906	—	15,723,424
Biotechnology	10,601,617	—	—	10,601,617
Building Products	23,150,132	—	—	23,150,132
Capital Markets	27,485,701	—	—	27,485,701
Chemicals	25,935,903	—	—	25,935,903
Consumer Staples Distribution & Retail	21,376,717	—	—	21,376,717
Containers & Packaging	29,437,602	—	—	29,437,602
Electric Utilities	51,210,073	—	—	51,210,073
Electrical Equipment	3,928,851	—	—	3,928,851
Electronic Equipment, Instruments & Components	37,310,479	—	—	37,310,479
Entertainment	10,595,508	—	—	10,595,508
Financial Services	62,093,740	—	—	62,093,740
Food Products	27,261,749	—	—	27,261,749
Health Care Equipment & Supplies	21,901,936	15,311,823	—	37,213,759
Health Care Providers & Services	52,781,179	—	—	52,781,179
Hotels, Restaurants & Leisure	5,604,442	—	—	5,604,442
Household Durables	4,397,180	6,048,816	—	10,445,996
Insurance	40,761,911	7,517,648	—	48,279,559
Interactive Media & Services	4,883,112	—	—	4,883,112
IT Services	14,636,788	—	—	14,636,788
Leisure Products	22,568,063	—	—	22,568,063
Life Sciences Tools & Services	18,517,943	—	—	18,517,943
Machinery	34,116,244	8,786,664	—	42,902,908
Marine Transportation	—	2,747,433	—	2,747,433
Media	9,105,807	11,969,521	—	21,075,328
Metals & Mining	8,961,457	6,282,363	—	15,243,820
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
BlackRock Mid-Cap Value Fund

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Multi-Utilities	$ 23,255,913	$ —	$ —	$ 23,255,913
Oil, Gas & Consumable Fuels	60,497,932	—	—	60,497,932
Personal Care Products	—	4,714,826	—	4,714,826
Pharmaceuticals	—	7,598,934	—	7,598,934
Professional Services	61,849,994	—	—	61,849,994
Residential REITs	8,296,600	—	—	8,296,600
Semiconductors & Semiconductor Equipment	1,435,241	—	—	1,435,241
Specialized REITs	17,580,916	—	—	17,580,916
Specialty Retail	6,527,331	—	—	6,527,331
Technology Hardware, Storage & Peripherals	33,758,605	—	—	33,758,605
Textiles, Apparel & Luxury Goods	19,829,566	9,608,387	—	29,437,953
Tobacco	15,717,870	—	—	15,717,870
Transportation Infrastructure	128,096	—	—	128,096
Wireless Telecommunication Services	6,208,637	5,847,147	—	12,055,784
Preferred Securities
Preferred Stocks	—	8,933,144	—	8,933,144
Short-Term Securities
Money Market Funds	66,595,680	—	—	66,595,680
	$1,029,046,477	$105,632,774	$—	$1,134,679,251
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
April 30, 2024
BlackRock Natural Resources Trust
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Chemicals — 6.0%
CF Industries Holdings, Inc.	32,010	$ 2,527,830
Corteva, Inc.	64,017	3,465,240
Nutrien Ltd.	101,710	5,367,237
		11,360,307
Construction Materials — 0.7%
CRH PLC	16,605	1,285,559
Containers & Packaging — 10.6%
Avery Dennison Corp.	17,537	3,810,439
DS Smith PLC	424,882	1,851,012
Graphic Packaging Holding Co.	99,778	2,579,261
Packaging Corp. of America	30,527	5,280,561
Smurfit Kappa Group PLC	154,242	6,683,238
		20,204,511
Energy Equipment & Services — 1.0%
Saipem SpA(a)	846,876	1,943,351
Food Products — 2.1%
Bunge Global SA	39,004	3,969,047
Machinery — 1.8%
AGCO Corp.	29,732	3,395,097
Metals & Mining — 39.4%
Alcoa Corp.	28,115	987,961
Anglo American PLC	209,838	6,856,973
ArcelorMittal SA, ADR, Registered Shares(b)	48,303	1,208,058
Barrick Gold Corp.	277,358	4,615,237
BHP Group Ltd., Class DI	210,400	5,770,454
Filo Corp.(a)	18,981	340,146
Filo Corp. Legend	49,754	891,607
First Quantum Minerals Ltd.	140,108	1,779,020
Franco-Nevada Corp.	9,544	1,149,098
Freeport-McMoRan, Inc.	176,948	8,836,783
Glencore PLC	803,435	4,674,835
Newmont Corp.	102,146	4,151,213
Norsk Hydro ASA	876,171	5,384,406
Nucor Corp.	17,882	3,013,653
Polyus PJSC(a)(c)	23,064	2
Rio Tinto PLC	100,695	6,813,097
Steel Dynamics, Inc.	7,735	1,006,478
Stelco Holdings, Inc.	100,812	2,922,607
Teck Resources Ltd., Class B	142,716	7,020,200
Vale SA, ADR	77,052	937,723
Wheaton Precious Metals Corp.	127,256	6,635,128
		74,994,679
Security	Shares	Value
Oil, Gas & Consumable Fuels — 36.2%
BP PLC	1,521,427	$ 9,806,566
Canadian Natural Resources Ltd.	61,899	4,690,592
Cheniere Energy, Inc.	14,442	2,279,236
Chevron Corp.	11,986	1,932,982
ConocoPhillips	32,256	4,051,999
Diamondback Energy, Inc.	11,346	2,282,021
Exxon Mobil Corp.	94,613	11,189,879
Gazprom PJSC(a)(c)	1,253,804	134
Hess Corp.	29,473	4,641,703
Kosmos Energy Ltd.(a)(b)	245,785	1,393,601
Marathon Petroleum Corp.	20,394	3,705,998
Shell PLC	428,395	15,228,841
TotalEnergies SE	103,659	7,525,515
		68,729,067
Paper & Forest Products — 1.4%
UPM-Kymmene OYJ	77,916	2,730,575
Total Long-Term Investments — 99.2% (Cost: $153,058,542)		188,612,193
Short-Term Securities
Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(d)(e)(f)	2,242,410	2,243,083
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.18%(d)(e)	642,408	642,408
Total Short-Term Securities — 1.5% (Cost: $2,885,491)		2,885,491
Total Investments — 100.7% (Cost: $155,944,033)		191,497,684
Liabilities in Excess of Other Assets — (0.7)%		(1,310,453)
Net Assets — 100.0%		$ 190,187,231

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
BlackRock Natural Resources Trust

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 2,243,614 (a)	$ —	$ (531)	$ —	$ 2,243,083	2,242,410	$ 1,146 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	11,853,690	—	(11,211,282)(a)	—	—	642,408	642,408	238,129	—
SL Liquidity Series, LLC, Money Market Series(c)	3,071	—	(3,152)(a)	83	(2)	—	—	4,467 (b)	—
				$ (448)	$ (2)	$ 2,885,491		$ 243,742	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$ 11,360,307	$ —	$ —	$ 11,360,307
Construction Materials	1,285,559	—	—	1,285,559
Containers & Packaging	11,670,261	8,534,250	—	20,204,511
Energy Equipment & Services	—	1,943,351	—	1,943,351
Food Products	3,969,047	—	—	3,969,047
Machinery	3,395,097	—	—	3,395,097
Metals & Mining	44,603,305	30,391,372	2	74,994,679
Oil, Gas & Consumable Fuels	36,168,011	32,560,922	134	68,729,067
Paper & Forest Products	—	2,730,575	—	2,730,575
Short-Term Securities
Money Market Funds	2,885,491	—	—	2,885,491
	$115,337,078	$76,160,470	$136	$191,497,684
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
April 30, 2024

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust
ASSETS
Investments, at value — unaffiliated(a)(b)	$ 1,068,083,571	$ 188,612,193
Investments, at value — affiliated(c)	66,595,680	2,885,491
Foreign currency, at value(d)	2,611	—
Receivables:
Investments sold	2,905,339	1,267,600
Securities lending income — affiliated	14,318	627
Capital shares sold	1,711,468	69,182
Dividends — unaffiliated	1,381,932	390,874
Dividends — affiliated	149,080	7,444
Prepaid expenses	85,019	22,780
Total assets	1,140,929,018	193,256,191
LIABILITIES
Collateral on securities loaned	31,762,744	2,243,614
Payables:
Investments purchased	5,219,853	—
Accounting services fees	52,452	17,251
Capital shares redeemed	1,842,866	491,551
Custodian fees	10,705	8,087
Investment advisory fees	579,519	95,574
Directors’ and Officer’s fees	3,100	2,019
Other accrued expenses	21,938	19,765
Professional fees	106,854	105,250
Service and distribution fees	87,749	25,027
Transfer agent fees	246,444	60,822
Total liabilities	39,934,224	3,068,960
Commitments and contingent liabilities
NET ASSETS	$ 1,100,994,794	$ 190,187,231
NET ASSETS CONSIST OF
Paid-in capital	$ 965,396,159	$ 160,548,375
Accumulated earnings	135,598,635	29,638,856
NET ASSETS	$ 1,100,994,794	$ 190,187,231
(a)Investments, at cost—unaffiliated	$957,887,990	$153,058,542
(b)Securities loaned, at value	$29,439,538	$2,047,413
(c)Investments, at cost—affiliated	$66,598,255	$2,885,491
(d)Foreign currency, at cost	$2,630	$—
Financial Statements

Statements of Assets and Liabilities  (continued)
April 30, 2024

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust
NET ASSET VALUE
Institutional
Net assets	$ 653,046,162	$ 91,679,020
Shares outstanding	28,178,049	2,824,406
Net asset value	$ 23.18	$ 32.46
Shares authorized	2 billion	Unlimited
Par value	$0.10	$0.10
Investor A
Net assets	$ 292,156,413	$ 90,334,689
Shares outstanding	13,470,057	3,016,315
Net asset value	$ 21.69	$ 29.95
Shares authorized	40 million	Unlimited
Par value	$0.10	$0.10
Investor C
Net assets	$ 21,116,169	$ 8,173,522
Shares outstanding	1,371,531	425,324
Net asset value	$ 15.40	$ 19.22
Shares authorized	40 million	Unlimited
Par value	$0.10	$0.10
Class K
Net assets	$ 104,479,420	N/A
Shares outstanding	4,507,028	N/A
Net asset value	$ 23.18	N/A
Shares authorized	2 billion	N/A
Par value	$0.10	N/A
Class R
Net assets	$ 30,196,630	N/A
Shares outstanding	1,716,564	N/A
Net asset value	$ 17.59	N/A
Shares authorized	40 million	N/A
Par value	$0.10	N/A
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Operations
Year Ended April 30, 2024

	BlackRock Mid-Cap Value Fund	BlackRock Natural Resources Trust
INVESTMENT INCOME
Dividends — unaffiliated	$26,220,063	$9,029,910
Dividends — affiliated	2,553,305	238,129
Securities lending income — affiliated — net	178,221	5,613
Foreign taxes withheld	(605,136)	(432,232)
Foreign withholding tax claims	43,719	—
Total investment income	28,390,172	8,841,420
EXPENSES
Investment advisory	7,413,406	1,348,511
Transfer agent — class specific	1,405,055	314,617
Service and distribution — class specific	1,042,928	337,595
Registration	212,834	74,192
Accounting services	168,816	57,252
Professional	142,069	162,682
Printing and postage	33,505	29,188
Custodian	30,323	21,785
Directors and Officer	15,511	8,143
Miscellaneous	28,826	16,394
Total expenses excluding interest expense	10,493,273	2,370,359
Interest expense — unaffiliated	—	4,984
Total expenses	10,493,273	2,375,343
Less:
Fees waived and/or reimbursed by the Manager	(122,069)	(3,491)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(863,092)	—
Total expenses after fees waived and/or reimbursed	9,508,112	2,371,852
Net investment income	18,882,060	6,469,568
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	53,692,290	(992,943)
Investments — affiliated	519	(448)
Foreign currency transactions	(120,272)	35,396
	53,572,537	(957,995)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	47,368,215	(7,911,128)
Investments — affiliated	(3,000)	(2)
Foreign currency translations	535	(4,263)
	47,365,750	(7,915,393)
Net realized and unrealized gain (loss)	100,938,287	(8,873,388)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$119,820,347	$(2,403,820)
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BlackRock Mid-Cap Value Fund		BlackRock Natural Resources Trust
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$18,882,060	$14,540,785	$6,469,568	$6,668,430
Net realized gain (loss)	53,572,537	(4,845,235)	(957,995)	762,224
Net change in unrealized appreciation (depreciation)	47,365,750	13,074,623	(7,915,393)	(8,468,623)
Net increase (decrease) in net assets resulting from operations	119,820,347	22,770,173	(2,403,820)	(1,037,969)
DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(27,278,197)	(23,512,394)	(4,837,744)	(14,868,747)
Investor A	(10,430,980)	(11,472,489)	(4,088,766)	(11,274,135)
Investor C	(985,034)	(971,046)	(590,200)	(2,013,923)
Class K	(3,640,704)	(2,779,490)	—	—
Class R	(1,244,260)	(1,339,264)	—	—
Decrease in net assets resulting from distributions to shareholders	(43,579,175)	(40,074,683)	(9,516,710)	(28,156,805)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(183,778,489)	450,808,755	(87,029,301)	45,954,246
NET ASSETS
Total increase (decrease) in net assets	(107,537,317)	433,504,245	(98,949,831)	16,759,472
Beginning of year	1,208,532,111	775,027,866	289,137,062	272,377,590
End of year	$1,100,994,794	$1,208,532,111	$190,187,231	$289,137,062

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund
	Institutional
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20

Net asset value, beginning of period	$21.61	$22.45	$24.28	$15.04	$18.62	$16.93
Net investment income(a)	0.38	0.32	0.27	0.20	0.04	0.28
Net realized and unrealized gain (loss)	2.02	(0.23)	0.42	9.40	(3.56)	2.16
Net increase (decrease) from investment operations	2.40	0.09	0.69	9.60	(3.52)	2.44
Distributions(b)
From net investment income	(0.38)	(0.22)	(0.22)	(0.19)	—	(0.28)
From net realized gain	(0.45)	(0.71)	(2.30)	(0.17)	(0.06)	(0.47)
Total distributions	(0.83)	(0.93)	(2.52)	(0.36)	(0.06)	(0.75)
Net asset value, end of period	$23.18	$21.61	$22.45	$24.28	$15.04	$18.62
Total Return(c)
Based on net asset value	11.40%	0.82%	3.19%	64.97%	(18.89)%(d)	14.56%
Ratios to Average Net Assets(e)
Total expenses	0.82%	0.82%	0.84%	0.87%	0.95%(f)(g)	0.85%(h)
Total expenses after fees waived and/or reimbursed	0.74%	0.74%	0.75%	0.85%	0.85%(f)	0.85%
Net investment income	1.73%	1.53%	1.14%	1.07%	0.96%(f)	1.55%
Supplemental Data
Net assets, end of period (000)	$653,046	$795,962	$415,032	$274,460	$100,473	$119,924
Portfolio turnover rate	62%	91%	70%	83%	25%	56%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.05%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)
	Investor A
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20

Net asset value, beginning of period	$20.28	$21.12	$23.00	$14.27	$17.67	$16.10
Net investment income(a)	0.30	0.25	0.20	0.17	0.03	0.22
Net realized and unrealized gain (loss)	1.89	(0.21)	0.39	8.89	(3.38)	2.06
Net increase (decrease) from investment operations	2.19	0.04	0.59	9.06	(3.35)	2.28
Distributions(b)
From net investment income	(0.33)	(0.17)	(0.17)	(0.16)	—	(0.24)
From net realized gain	(0.45)	(0.71)	(2.30)	(0.17)	(0.05)	(0.47)
Total distributions	(0.78)	(0.88)	(2.47)	(0.33)	(0.05)	(0.71)
Net asset value, end of period	$21.69	$20.28	$21.12	$23.00	$14.27	$17.67
Total Return(c)
Based on net asset value	11.09%	0.61%	2.89%	64.61%	(18.95)%(d)	14.28%
Ratios to Average Net Assets(e)
Total expenses	1.09%	1.09%	1.14%	1.18%	1.28%(f)(g)	1.15%
Total expenses after fees waived and/or reimbursed	0.99%	0.99%	1.00%	1.10%	1.10%(f)	1.10%
Net investment income	1.48%	1.27%	0.89%	0.95%	0.79%(f)	1.31%
Supplemental Data
Net assets, end of period (000)	$292,156	$280,978	$258,059	$224,765	$136,057	$172,946
Portfolio turnover rate	62%	91%	70%	83%	25%	56%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.38%.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)
	Investor C
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20

Net asset value, beginning of period	$14.64	$15.54	$17.60	$11.01	$13.65	$12.59
Net investment income(a)	0.11	0.08	0.02	0.04	0.00 (b)	0.08
Net realized and unrealized gain (loss)	1.34	(0.18)	0.30	6.82	(2.61)	1.60
Net increase (decrease) from investment operations	1.45	(0.10)	0.32	6.86	(2.61)	1.68
Distributions(c)
From net investment income	(0.24)	(0.09)	(0.08)	(0.10)	—	(0.15)
From net realized gain	(0.45)	(0.71)	(2.30)	(0.17)	(0.03)	(0.47)
Total distributions	(0.69)	(0.80)	(2.38)	(0.27)	(0.03)	(0.62)
Net asset value, end of period	$15.40	$14.64	$15.54	$17.60	$11.01	$13.65
Total Return(d)
Based on net asset value	10.29%	(0.15)%	2.14%	63.43%	(19.14)%(e)	13.47%
Ratios to Average Net Assets(f)
Total expenses	1.88%	1.92%	1.94%	2.00%	2.07%(g)(h)	1.99%
Total expenses after fees waived and/or reimbursed	1.74%	1.74%	1.75%	1.85%	1.85%(g)	1.85%
Net investment income	0.72%	0.53%	0.14%	0.29%	0.09%(g)	0.57%
Supplemental Data
Net assets, end of period (000)	$21,116	$18,627	$16,315	$13,277	$10,610	$14,800
Portfolio turnover rate	62%	91%	70%	83%	25%	56%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.18%.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)
	Class K
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20

Net asset value, beginning of period	$21.62	$22.45	$24.29	$15.04	$18.62	$16.92
Net investment income(a)	0.39	0.33	0.27	0.21	0.04	0.29
Net realized and unrealized gain (loss)	2.01	(0.22)	0.43	9.41	(3.56)	2.18
Net increase (decrease) from investment operations	2.40	0.11	0.70	9.62	(3.52)	2.47
Distributions(b)
From net investment income	(0.39)	(0.23)	(0.24)	(0.20)	—	(0.30)
From net realized gain	(0.45)	(0.71)	(2.30)	(0.17)	(0.06)	(0.47)
Total distributions	(0.84)	(0.94)	(2.54)	(0.37)	(0.06)	(0.77)
Net asset value, end of period	$23.18	$21.62	$22.45	$24.29	$15.04	$18.62
Total Return(c)
Based on net asset value	11.41%	0.90%	3.21%	65.12%	(18.87)%(d)	14.72%
Ratios to Average Net Assets(e)
Total expenses	0.72%	0.72%	0.74%	0.77%	0.88%(f)(g)	0.77%(h)
Total expenses after fees waived and/or reimbursed	0.69%	0.69%	0.69%	0.77%	0.80%(f)	0.76%
Net investment income	1.76%	1.58%	1.15%	1.09%	1.08%(f)	1.59%
Supplemental Data
Net assets, end of period (000)	$104,479	$85,998	$57,937	$20,098	$5,369	$6,516
Portfolio turnover rate	62%	91%	70%	83%	25%	56%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended January 31, 2020, the expense ratio would have been 0.76%.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Mid-Cap Value Fund (continued)
	Class R
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 02/01/20 to 04/30/20	Year Ended 01/31/20

Net asset value, beginning of period	$16.60	$17.47	$19.46	$12.13	$15.04	$13.80
Net investment income(a)	0.21	0.17	0.12	0.11	0.02	0.16
Net realized and unrealized gain (loss)	1.53	(0.20)	0.32	7.53	(2.89)	1.76
Net increase (decrease) from investment operations	1.74	(0.03)	0.44	7.64	(2.87)	1.92
Distributions(b)
From net investment income	(0.30)	(0.13)	(0.13)	(0.14)	—	(0.21)
From net realized gain	(0.45)	(0.71)	(2.30)	(0.17)	(0.04)	(0.47)
Total distributions	(0.75)	(0.84)	(2.43)	(0.31)	(0.04)	(0.68)
Net asset value, end of period	$17.59	$16.60	$17.47	$19.46	$12.13	$15.04
Total Return(c)
Based on net asset value	10.84%	0.34%	2.64%	64.23%	(19.06)%(d)	14.05%
Ratios to Average Net Assets(e)
Total expenses	1.42%	1.44%	1.43%	1.43%	1.53%(f)(g)	1.46%
Total expenses after fees waived and/or reimbursed	1.24%	1.24%	1.25%	1.35%	1.35%(f)	1.35%
Net investment income	1.22%	1.03%	0.66%	0.74%	0.56%(f)	1.09%
Supplemental Data
Net assets, end of period (000)	$30,197	$26,968	$27,686	$28,470	$20,844	$27,913
Portfolio turnover rate	62%	91%	70%	83%	25%	56%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.64%.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust
	Institutional
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$33.33	$36.90	$30.10	$19.31	$25.15	$33.01
Net investment income(a)	0.97	0.90	1.00	0.65	0.42	0.77
Net realized and unrealized gain (loss)	(0.53)	(0.84)	7.06	10.67	(5.51)	(4.08)
Net increase (decrease) from investment operations	0.44	0.06	8.06	11.32	(5.09)	(3.31)
Distributions(b)
From net investment income	(0.92)	(0.88)	(1.23)	(0.53)	(0.75)	(0.79)
From net realized gain	(0.39)	(2.75)	(0.03)	—	—	(3.76)
Total distributions	(1.31)	(3.63)	(1.26)	(0.53)	(0.75)	(4.55)
Net asset value, end of period	$32.46	$33.33	$36.90	$30.10	$19.31	$25.15
Total Return(c)
Based on net asset value	1.55%	2.22%	27.57%	59.14%	(20.81)%(d)	(9.12)%
Ratios to Average Net Assets(e)
Total expenses	0.90%	0.83%	0.87%	0.94%	1.00%(f)(g)	0.91%
Total expenses after fees waived and/or reimbursed	0.90%	0.83%	0.87%	0.94%	1.00%(f)(g)	0.91%
Net investment income	3.07%	2.70%	2.99%	2.64%	2.48%(f)	2.86%
Supplemental Data
Net assets, end of period (000)	$91,679	$168,185	$151,834	$78,010	$41,828	$44,732
Portfolio turnover rate	58%	75%	84%	87%	49%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 1.02%.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)
	Investor A
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$30.86	$34.47	$28.19	$18.12	$23.63	$31.32
Net investment income(a)	0.79	0.74	0.85	0.53	0.37	0.64
Net realized and unrealized gain (loss)	(0.46)	(0.81)	6.60	10.00	(5.20)	(3.86)
Net increase (decrease) from investment operations	0.33	(0.07)	7.45	10.53	(4.83)	(3.22)
Distributions(b)
From net investment income	(0.85)	(0.79)	(1.14)	(0.46)	(0.68)	(0.71)
From net realized gain	(0.39)	(2.75)	(0.03)	—	—	(3.76)
Total distributions	(1.24)	(3.54)	(1.17)	(0.46)	(0.68)	(4.47)
Net asset value, end of period	$29.95	$30.86	$34.47	$28.19	$18.12	$23.63
Total Return(c)
Based on net asset value	1.28%	1.96%	27.21%	58.61%	(20.99)%(d)	(9.37)%
Ratios to Average Net Assets(e)
Total expenses	1.17%	1.12%	1.17%	1.24%	1.26%(f)(g)	1.20%
Total expenses after fees waived and/or reimbursed	1.17%	1.12%	1.17%	1.24%	1.26%(f)(g)	1.19%
Net investment income	2.72%	2.41%	2.76%	2.35%	2.29%(f)	2.54%
Supplemental Data
Net assets, end of period (000)	$90,335	$108,686	$107,589	$83,375	$58,276	$96,230
Portfolio turnover rate	58%	75%	84%	87%	49%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.28%.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)
	Investor C
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19

Net asset value, beginning of period	$20.27	$24.14	$20.12	$13.02	$17.10	$24.03
Net investment income(a)	0.39	0.34	0.44	0.26	0.17	0.35
Net realized and unrealized gain (loss)	(0.32)	(0.77)	4.64	7.15	(3.74)	(3.01)
Net increase (decrease) from investment operations	0.07	(0.43)	5.08	7.41	(3.57)	(2.66)
Distributions(b)
From net investment income	(0.73)	(0.69)	(1.03)	(0.31)	(0.51)	(0.51)
From net realized gain	(0.39)	(2.75)	(0.03)	—	—	(3.76)
Total distributions	(1.12)	(3.44)	(1.06)	(0.31)	(0.51)	(4.27)
Net asset value, end of period	$19.22	$20.27	$24.14	$20.12	$13.02	$17.10
Total Return(c)
Based on net asset value	0.63%	1.16%	26.25%	57.31%	(21.45)%(d)	(10.06)%
Ratios to Average Net Assets(e)
Total expenses	1.89%	1.86%	1.92%	2.06%	2.08%(f)(g)	1.97%
Total expenses after fees waived and/or reimbursed	1.89%	1.86%	1.92%	2.06%	2.08%(f)(g)	1.97%
Net investment income	2.05%	1.67%	1.99%	1.62%	1.49%(f)	1.85%
Supplemental Data
Net assets, end of period (000)	$8,174	$12,266	$12,955	$8,097	$6,316	$11,711
Portfolio turnover rate	58%	75%	84%	87%	49%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.10%.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements

1.
ORGANIZATION
Each of BlackRock Mid-Cap Value Series, Inc. (the “Corporation”) and BlackRock Natural Resources Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation and BlackRock Natural Resources Trust is organized as a Massachusetts business trust. BlackRock Mid-Cap Value Fund is a series of the Corporation.  The following are referred to herein collectively as the “Funds” or individually as a “Fund”:
Fund Name	Herein Referred To As	Diversification Classification
BlackRock Mid-Cap Value Fund	Mid-Cap Value	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified
Each  Fund offers multiple classes of shares.  All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares.  Institutional and Class K Shares are sold only to certain eligible investors.  Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares.  Investor A and Investor C Shares are generally available through financial intermediaries.  Class R Shares are sold only to certain employer-sponsored retirement plans.  Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).
Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
The Board of Directors of the Corporation and the Board of Trustees of Natural Resources are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as
Notes to Financial Statements

Notes to Financial Statements  (continued)

“Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions paid by the Funds are recorded on the ex-dividend dates.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.
Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the  Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Statements  of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:
Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Mid-Cap Value
Citigroup Global Markets, Inc.	$ 4,303,604	$ (4,303,604)	$ —	$ —
J.P. Morgan Securities LLC	18,986,768	(18,986,768)	—	—
Jefferies LLC	6,149,166	(6,149,166)	—	—
	$ 29,439,538	$ (29,439,538)	$ —	$ —
Natural Resources
J.P. Morgan Securities LLC	$ 2,047,413	$ (2,047,413)	$ —	$ —

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s
Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.
5.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Natural Resources and the Corporation, on behalf of Mid-Cap Value, each entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	Investment Advisory Fees
Average Daily Net Assets	Mid-Cap Value	Natural Resources
First $1 billion	0.65%	0.60%
$1 billion — $3 billion	0.61	0.56
$3 billion — $5 billion	0.59	0.54
$5 billion — $10 billion	0.57	0.52
Greater than $10 billion	0.55	0.51
With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of Natural Resources for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.
Service and Distribution Fees:  The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:
	Mid-Cap Value		Natural Resources
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	N/A	N/A
BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

For the year ended April 30, 2024, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:
Fund Name	Investor A	Investor C	Class R	Total
Mid-Cap Value	$ 701,688	$ 200,272	$ 140,968	$ 1,042,928
Natural Resources	239,248	98,347	—	337,595
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the year ended April 30, 2024, the Funds did not pay any amounts to affiliates in return for these services.
The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2024, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$ 3,008	$ 10,344	$ 2,156	$ 844	$ 397	$ 16,749
Natural Resources	1,777	6,120	1,375	—	—	9,272
For the year ended April 30, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$ 903,330	$ 385,048	$ 36,830	$ 17,557	$ 62,290	$ 1,405,055
Natural Resources	160,609	141,775	12,233	—	—	314,617
Other Fees:  For the year ended April 30, 2024, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:
Fund Name	Investor A
Mid-Cap Value	$ 9,678
Natural Resources	1,380
For the year ended April 30, 2024, affiliates received CDSCs as follows:
Fund Name	Investor A	Investor C
Mid-Cap Value	$ 3,909	$ 2,223
Natural Resources	7	931
Expense Limitations, Waivers and Reimbursements:  With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2024, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
Mid-Cap Value	$ 36,905
Natural Resources	3,491
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.  For the year ended April 30, 2024, there were no fees waived by the Manager pursuant to this arrangement.
With respect to Mid-Cap Value, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:
Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Mid-Cap Value	0.74%	0.99%	1.74%	0.69%	1.24%
The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Mid-Cap Value.  For the year ended April 30, 2024, the Manager waived and/or reimbursed investment advisory fees of $85,164 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.
Notes to Financial Statements

Notes to Financial Statements  (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager— class specific, in the Statements of Operations. For the year ended April 30, 2024, class specific expense waivers and/or reimbursements were as follows:
Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Value	$ 531,516	$ 240,990	$ 26,536	$ 16,239	$ 47,811	$ 863,092
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee, is determined to be in the best interests of such money market fund.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral, (and excludes collateral investment fees), and  any fees or other payments to and from borrowers of securities. Each Fund  retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, Mid-Cap Value retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Mid-Cap Value, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81%  of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Natural Resources, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2024, each Fund paid BIM the following amounts for securities lending agent services:
Fund Name	Amounts
Mid-Cap Value	$ 40,864
Natural Resources	802
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Mid-Cap Value is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the year ended April 30, 2024, the Funds did not participate in the Interfund Lending Program.
Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

6.
 PURCHASES AND SALES
For the year ended April 30, 2024, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
Mid-Cap Value	$ 678,653,240	$ 854,524,550
Natural Resources	128,791,330	207,390,838
7.
INCOME TAX INFORMATION
It is each Fund’ s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
Mid-Cap Value	$ (3,347)	$ 3,347
The tax character of distributions paid was as follows:
Fund Name	Year Ended 04/30/24	Year Ended 04/30/23
Mid-Cap Value
Ordinary income	$ 25,012,953	$ 15,507,613
Long-term capital gains	18,566,222	24,567,070
	$ 43,579,175	$ 40,074,683
Natural Resources
Ordinary income	$ 6,293,025	$ 11,174,962
Long-term capital gains	3,223,685	16,981,843
	$ 9,516,710	$ 28,156,805
As of April 30, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Mid-Cap Value	$ 12,350,408	$ 24,334,864	$ —	$ 98,913,363	$ 135,598,635
Natural Resources	1,225,592	—	(2,887,607)	31,300,871	29,638,856

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognitiion of partnership income.

During the year ended April 30, 2024, the Fund listed below utilized the following amount of its capital loss carryforward:
Fund Name	Amounts
Mid-Cap Value	$ 3,743,795
As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid-Cap Value	$ 1,031,708,520	$ 163,727,992	$ (60,769,364)	$ 102,958,628
Natural Resources	160,247,439	41,889,390	(10,649,469)	31,239,921
Notes to Financial Statements

Notes to Financial Statements  (continued)

8.
BANK BORROWINGS
Natural Resources and the Corporation, on behalf of Mid-Cap Value, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.  During the year ended April 30, 2024, the Funds did not borrow under the credit agreement.
9.
PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’ s prospectus provides details of the risks to which each Fund is subject.
The  Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’ s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
10.
 CAPITAL SHARE TRANSACTIONS
Transactions in capital shares for each class were as follows:
	Year Ended 04/30/24		Year Ended 04/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Mid-Cap Value
Institutional
Shares sold	9,481,795	$ 207,730,732	28,449,552	$ 600,083,916
Shares issued in reinvestment of distributions	1,093,818	23,645,769	1,070,096	21,342,058
Shares redeemed	(19,229,276)	(421,751,736)	(11,177,783)	(236,480,144)
	(8,653,663)	$ (190,375,235)	18,341,865	$ 384,945,830
Investor A
Shares sold and automatic conversion of shares	1,976,895	$ 41,104,649	3,938,927	$ 78,872,601
Shares issued in reinvestment of distributions	501,385	10,142,095	599,292	11,168,975
Shares redeemed	(2,864,783)	(59,015,470)	(2,898,998)	(57,350,609)
	(386,503)	$ (7,768,726)	1,639,221	$ 32,690,967
Investor C
Shares sold	519,606	$ 7,546,666	561,270	$ 8,158,562
Shares issued in reinvestment of distributions	68,457	983,717	71,933	969,241
Shares redeemed and automatic conversion of shares	(488,958)	(7,237,542)	(410,533)	(5,830,597)
	99,105	$ 1,292,841	222,670	$ 3,297,206
Class K
Shares sold	2,130,009	$ 46,931,263	2,468,027	$ 52,067,265
Shares issued in reinvestment of distributions	168,482	3,640,051	139,496	2,779,490
Shares redeemed	(1,769,873)	(38,986,126)	(1,209,887)	(25,524,028)
	528,618	$ 11,585,188	1,397,636	$ 29,322,727
Class R
Shares sold	404,374	$ 6,804,793	399,049	$ 6,461,949
Shares issued in reinvestment of distributions	75,753	1,244,130	87,687	1,338,775
Shares redeemed	(387,843)	(6,561,480)	(446,846)	(7,248,699)
	92,284	$ 1,487,443	39,890	$ 552,025
	(8,320,159)	$ (183,778,489)	21,641,282	$ 450,808,755

	Year Ended 04/30/24		Year Ended 04/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Natural Resources
Institutional
Shares sold	677,355	$ 21,414,281	3,127,847	$ 106,719,097
Shares issued in reinvestment of distributions	139,029	4,343,691	420,526	11,782,994
Shares redeemed	(3,038,187)	(94,864,658)	(2,617,235)	(85,209,007)
	(2,221,803)	$ (69,106,686)	931,138	$ 33,293,084
Investor A
Shares sold and automatic conversion of shares	320,030	$ 9,325,278	1,118,548	$ 35,384,778
Shares issued in reinvestment of distributions	132,253	3,801,990	403,771	10,508,486
Shares redeemed	(958,383)	(27,655,913)	(1,120,825)	(34,531,070)
	(506,100)	$ (14,528,645)	401,494	$ 11,362,194
Investor C
Shares sold	28,970	$ 552,208	190,726	$ 4,246,208
Shares issued in reinvestment of distributions	31,044	577,442	114,096	1,970,955
Shares redeemed and automatic conversion of shares	(239,710)	(4,523,620)	(236,545)	(4,918,195)
	(179,696)	$ (3,393,970)	68,277	$ 1,298,968
	(2,907,599)	$ (87,029,301)	1,400,909	$ 45,954,246
Notes to Financial Statements

Notes to Financial Statements  (continued)

11.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2024 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Mid-Cap Value Fund and the Board of Directors of BlackRock Mid-Cap Value Series, Inc. and to the Shareholders and Board of Trustees of BlackRock Natural Resources Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Mid-Cap Value Fund of BlackRock Mid-Cap Value Series, Inc. and BlackRock Natural Resources Trust (the “Funds”), including the schedules of investments, as of April 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Mid-Cap Value Fund	For each of the four years in the period ended April 30, 2024, for the period from February 1, 2020 through April 30, 2020, and for the year ended January 31, 2020
BlackRock Natural Resources Trust	For each of the four years in the period ended April 30, 2024, for the period from August 1, 2019 through April 30, 2020, and for the year ended July 31, 2019
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
June 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:
Fund Name	Qualified Dividend Income
Mid-Cap Value	$ 23,894,148
Natural Resources	9,004,269
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2024:
Fund Name	20% Rate Long-Term Capital Gain Dividends
Mid-Cap Value	$ 18,566,222
Natural Resources	3,223,685
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2024:
Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Natural Resources	$ 5,182,242	$ 452,276
The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2024:
Fund Name	Federal Obligation Interest
Mid-Cap Value	$ 277,744
Natural Resources	27,932
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2024 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
Mid-Cap Value	63.56%
Natural Resources	34.09
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2024:
Fund Name	Interest Dividends
Mid-Cap Value	$ 1,771,759
Natural Resources	173,321
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2024:
Fund Name	Interest- Related Dividends	Qualified Short-Term Capital Gains
Mid-Cap Value	$ 1,771,759	$ 5,611,959
Natural Resources	173,321	—

2024 BlackRock Annual Report to Shareholders

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Mid-Cap Value Series, Inc. (the “Corporation”), for BlackRock Mid-Cap Value Fund, a series of the Corporation, and BlackRock Natural Resources Trust (together with BlackRock Mid-Cap Value Fund, the "Funds") have adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage each Fund’s liquidity risk.
The Board of Directors of the Corporation, on behalf of BlackRock Mid-Cap Value Fund, and the Board of Trustees of BlackRock Natural Resources Trust (the "Board"), met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets.  It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:
a)
The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.
b)
Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications.  Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
c)
Holdings of cash and cash equivalents, as well as borrowing arrangements.  The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
Statement Regarding Liquidity Risk Management Program

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)
Chief Investment Officer, University of Delaware from
1999 to 2013; Trustee and Chair of the Finance and
Investment Committees, Winterthur Museum and Country
Estate from 2005 to 2016; Member of the Investment
Committee, Delaware Public Employees’ Retirement
System since 2002; Member of the Investment Committee,
Christiana Care Health System from 2009 to 2017;
Member of the Investment Committee, Delaware
Community Foundation from 2013 to 2014; Director and
Chair of the Audit Committee, SEI Private Trust Co. from
2001 to 2014.
			28 RICs consisting of 164 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)
Trustee, Financial Accounting Foundation from  2017 to
2021;  Advisory Board Member, Center for Private Equity
and Entrepreneurship at Tuck School of Business from
1997 to 2021; Director, Pacific Pension Institute from
2014 to 2018; Senior Advisor, Commonfund Capital, Inc.
(“CCI”) (investment adviser) in 2015; Chief Executive
Officer, CCI from 2013 to 2014; President & Chief
Executive Officer, CCI from 1997 to 2013; Advisory Board
Member, Girls Who Invest from 2015 to 2018 and Board
Member thereof  from 2018 to 2022; Advisory Board
Member, Bridges Fund Management from 2016 to 2018;
Practitioner Advisory Board Member, Private Capital
Research Institute (“PCRI”) since 2017; Lecturer in the
Practice of Management, Yale School of Management
since 2019; Advisor to Finance Committee, Altman
Foundation since 2020; Investment Committee Member,
Tostan since 2021; Member of the President’s Counsel,
Commonfund since 2023.
			28 RICs consisting of 164 Portfolios	None
Collette Chilton 1958	Director (Since 2019)
Senior advisor, Insignia since 2024; Chief Investment
Officer, Williams College from 2006 to 2023; Chief
Investment Officer, Lucent Asset Management Corporation
from 1998 to 2006; Director, Boys and Girls Club of Boston
since 2017; Director, B1 Capital since 2018; Director,
David and Lucile Packard Foundation since 2020.
			28 RICs consisting of 164 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)
Bank of America Corporation from 1996 to 2015, serving in
various senior finance leadership roles, including Chief
Accounting Officer from 2009 to 2015, Chief Financial
Officer of Global Banking, Markets and Wealth
Management from 2008 to 2009, Chief Accounting Officer
from 2004 to 2008, Chief Financial Officer of Consumer
Bank from 2003 to 2004, Chief Financial Officer of Global
Corporate Investment Bank from 1999 to 2002.
			28 RICs consisting of 164 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)
Director, Pioneer Public Interest Law Center since 2023;
Director, Charles Stark Draper Laboratory, Inc. from
2013 to 2021; Senior Lecturer, Harvard Business School
from 2008 to 2021; FMR LLC/Fidelity Investments
(financial services) from 1996 to 2008, serving in various
senior roles including Executive Vice President - Strategic
Corporate Initiatives and Executive Vice President and
General Counsel; Partner, Sullivan & Worcester LLP from
1985 to 1996 and Associate thereof from 1979 to 1985.
			28 RICs consisting of 164 Portfolios	None

2024 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 164 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None
Donald C. Opatrny 1952	Director (Since 2015)
Chair of the Board of Phoenix Art Museum since 2022 and
Trustee thereof since 2018; Chair of the Investment
Committee of The Arizona Community Foundation since
2022 and Trustee thereof since 2020; Director, Athena
Capital Advisors LLC (investment management firm) from
2013 to 2020; Trustee, Vice Chair, Member of the
Executive Committee and Chair of the Investment
Committee, Cornell University from 2004 to 2019; Member
of Affordable Housing Supply Board of Jackson, Wyoming
from 2017 to 2022; Member, Investment Funds
Committee, State of Wyoming from 2017 to 2023; Trustee,
Artstor (a Mellon Foundation affiliate) from 2010 to 2015;
Member of the Investment Committee, Mellon Foundation
from 2009 to 2015; President, Trustee and Member of the
Investment Committee, The Aldrich Contemporary Art
Museum from 2007 to 2014; Trustee and Chair of the
Investment Committee, Community Foundation of Jackson
Hole since 2014.
			28 RICs consisting of 164 Portfolios	None
Kenneth L. Urish 1951	Director (Since 2019)
Managing Partner, Urish Popeck & Co., LLC (certified
public accountants and consultants) since 1976; Past-
Chairman of the Professional Ethics Committee of the
Pennsylvania Institute of Certified Public Accountants and
Committee Member thereof since 2007; Member of
External Advisory Board, The Pennsylvania State
University Accounting Department since 2001, Emeritus
since 2022; Principal, UP Strategic Wealth Investment
Advisors, LLC since 2013; Trustee, The Holy Family
Institute from 2001 to 2010; President and Trustee,
Pittsburgh Catholic Publishing Associates from 2003 to
2008; Director, Inter-Tel from 2006 to 2007; Member,
Advisory Board, ESG Competent Boards since 2020.
			28 RICs consisting of 164 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)
Advisory Board Member, Grossman School of Business at
the University of Vermont since 2023; Advisory Board
Member, Scientific Financial Systems since 2022; General
Partner of Neon Liberty Capital Management, LLC from
2003 to 2023; Chief Operating Officer and Chief Financial
Officer of Liberty Square Asset Management, LP from
1998 to 2015; Director, Boston Hedge Fund Group from
2009 to 2018; Director, Massachusetts Council on
Economic Education from 2013 to 2015; Director,
Woodstock Ski Runners from 2013 to 2022.
			28 RICs consisting of 164 Portfolios	None
Director and Officer Information

Director and Officer Information (continued)

Interested Directors(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2015)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			96 RICs consisting of 266 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 268 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock
Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other
BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark
Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

2024 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)

Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Fund.
Effective June 1, 2024, Lori Richards was appointed as a Director of the Fund.
Director and Officer Information

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
General Information
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Householding
The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
BlackRock’s Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.
Shareholder Privileges
Account Information
Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.
Automatic Investment Plans
Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.
Systematic Withdrawal Plans
Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.
Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

BlackRock Privacy Principles (continued)
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited(a)
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
(a) For BlackRock Natural Resources Trust.
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Sidley Austin LLP
New York, NY 10019
Address of the Corporation
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Portfolio Abbreviation
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PJSC	Public Joint Stock Company
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depository Receipt

2024 BlackRock Annual Report to Shareholders

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?
blackrock.com | 800-441-7762
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
MCDNR-04/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$27,438	$27,438	$407	$44	$15,288	$17,700	$0	$218

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

3

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$15,695	$17,962

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

4

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: June 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: June 24, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: June 24, 2024

6